SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2003

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Putnam Investment Management, LLC's management of the Emerging Markets Portfolio is deleted in its entirety and replaced with the following, effective October 30, 2003:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Emerging Markets Portfolio	Putnam	Stephen S. Oler, CFA, Senior Vice President and Senior Portfolio Manager

Mr. Oler joined Putnam in 1997 and has 18 years of investment experience. He is a member of the teams responsible for managing international and global core equity and emerging markets equity institutional portfolios. Mr. Oler holds the Chartered Financial Analyst designation.

Daniel Graña, CFA, Vice President and Portfolio Manager

Mr. Graña joined Putnam in 1999 and has 9 years of investment experience. He is a member of the team responsible for managing emerging markets equity institutional portfolios. He joined Putnam in 1999 as an analyst, covering the financial and consumer goods sectors in emerging markets. Prior to that, he served as a summer associate in the Equities Division at Goldman, Sachs & Company. Mr. Graña holds the Chartered Financial Analyst designation.

Dated: November 5, 2003

Versions A, B, C1, D, Combined Version 1